Property and Equipment, Net (Tables)	12 Months Ended
Dec. 31, 2021
Property and Equipment, Net
Schedule of property and equipment, net

	As of December 31,
	2020	2021
	RMB	RMB
Building	-	99,166
Leasehold improvements	30,673	32,723
Office equipment, furniture and others	6,604	12,201
Production Machinery	-	3,680
Computers and electrical equipment	8,795	8,370
Total	46,072	156,140
Accumulated depreciation	(15,553)	(30,875)
Impairment of property and equipment	(689)	(689)
Net book value	29,830	124,576